EXHIBIT 99.1

Contact:
Doug Farrell
Vice President of Investor Relations
408-731-5285

AFFYMETRIX REPORTS FOURTH QUARTER AND FISCAL YEAR 2014 RESULTS

Santa Clara, Calif.—February 4, 2015—Affymetrix, Inc., (NASDAQ: AFFX) today reported its operating results for the three and twelve months ended December 31, 2014.

Results for the year ended December 31, 2014:

•
Total revenue was $349.0 million, as compared to total revenue of $330.4 million in 2013. Total revenue grew by 8.9% in 2014, after adjusting for a one-time license payment of $5.3 million in 2013 and the sale of its Anatrace business with revenues of $4.5 million.

•	Total GAAP gross margin was 59%, as compared to 55% in 2013. Non-GAAP gross margin was 62%, as compared to 60% in 2013.

•
Non-GAAP net income was $22.3 million, or $0.30 per diluted share, as compared to $7.4 million, or $0.10 per diluted share, for 2013. Please refer to the “Itemized Reconciliation Between GAAP and Non-GAAP Net Income (Loss)” for a reconciliation of these GAAP and non-GAAP financial measures.

•	GAAP net loss was $3.8 million, or $0.05 per diluted share, as compared to a net loss of $16.3 million, or $0.23 per diluted share, in 2013.

•
Cash provided by operating activities was $43.5 million. Total balance in cash and cash equivalents was $79.9 million as of December 31, 2014. Senior secured debt is $23.0 million at the end of the year following net debt payments of $16.5 million in 2014.

Product revenue for the year ended December 31, 2014 was $310.5 million and services and other revenue was $38.6 million. This compares to product revenue of $302.6 million and services and other revenue of $27.8 million in 2013. Product revenue for 2014 included consumable revenue of $294.2 million and instrument revenue of $16.2 million. Product revenue for 2013 included consumable revenue of $288.2 million and instrument revenue of $14.4 million.

Total GAAP gross margin was 59%, as compared to 55% in 2013. Excluding non-GAAP adjustments such as amortization of step-up in inventory fair value and acquired intangible assets, total margin was 62% in 2014, as compared to 60% in 2013. Please refer to the “Itemized Reconciliation Between GAAP and Non-GAAP Gross Margin” for a reconciliation of these GAAP and non-GAAP financial measures.

For 2014, operating expenses were $203.7 million on a GAAP basis as compared to $193.6 million in 2013. Excluding Non-GAAP adjustments such as the amortization of acquired intangible assets and non-recurring charges, operating expenses were $187.7 million, compared to an adjusted total of $175.5 million in 2013. The increase in 2014 is primarily driven by higher variable compensation expenditure. Please refer to the "Itemized Reconciliation Between GAAP and Non-GAAP Operating Expenses" for a reconciliation of these GAAP and Non-GAAP financial measures.

Results for the three months ended December 31, 2014:

•
Total revenue was $93.5 million, as compared to $92.6 million in the fourth quarter of 2013. Total revenue grew by 7.3% over the fourth quarter of 2013, after adjusting for a one-time license payment of $5.3 million in 2013 and the sale of its Anatrace business with revenues of $0.2 million in the fourth quarter of 2014.

•	Total GAAP gross margin was 63%, as compared to 59% in the fourth quarter of 2013. Non-GAAP gross margin was 64%, as compared to 62% in the fourth quarter of 2013.

•
Non-GAAP net income was $8.9 million, or $0.09 per diluted share, as compared to $2.2 million, or $0.02 per diluted share, for the fourth quarter of 2013. Please refer to "Itemized Reconciliation Between GAAP and Non-GAAP Net Income (Loss)" for a reconciliation of these GAAP and Non-GAAP financial measures.

•
GAAP net income was $5.2 million, or $0.05 per diluted share, as compared to $9.4 million, or $0.10 per diluted share, in the fourth quarter of 2013. GAAP net income in 2013 included a gain on the divestiture of the Company's Anatrace business of $9.3 million, or $0.10 per diluted share and a one-time license payment of $5.3 million, or $0.06 per diluted share.

Product revenue for the fourth quarter of 2014 was $82.8 million and services and other revenue was $10.7 million. This compares to product revenue of $82.1 million and service and other revenue of $10.5 million in the fourth quarter of 2013. Product revenue for the fourth quarter of 2014 included consumable revenue of $78.0 million and instrument revenue of $4.8 million. Product revenue for the fourth quarter of 2013 included consumable revenue of $78.1 million and instrument revenue of $4.0 million.

Total GAAP gross margin was 63%, as compared to 59% in the same period of 2013. Excluding Non-GAAP adjustments such as the amortization of step-up in inventory fair value and one-time licensing payment, total margin was 64% compared to 62% for the fourth quarter of 2013. Please refer to the "Itemized Reconciliation Between GAAP and Non-GAAP Gross Margin" for a reconciliation of these GAAP and Non-GAAP financial measures.

For the fourth quarter of 2014, operating expenses were $52.7 million on a GAAP basis as compared to $51.1 million in 2013. Excluding Non-GAAP adjustments such as the amortization of acquired intangible assets and non-recurring charges, operating expenses were $50.2 million, compared to an adjusted total of $47.9 million in 2013. The increase in 2014 is primarily driven by higher variable compensation expenditure. Please refer to the "Itemized Reconciliation Between GAAP and Non-GAAP Operating Expenses" for a reconciliation of these GAAP and Non-GAAP financial measures.

"We successfully executed against our priorities for 2014, enabling us to enter Phase III of our strategic plan in a strong financial and competitive position," said Frank Witney, President and CEO. "We diversified our revenue and entered the large and growing markets of translational medicine, molecular diagnostics, and single cell biology, while also expanding our genotyping presence. Last year we generated solid top-line growth and expanded our reach into Non-Invasive Pregnancy Testing and AgBio applications."

"In addition to our strong revenue growth, we also expanded our gross margin and maintained tight control of our operating expenses. The combined effect of these actions is a substantial improvement of $14.9 million in our Non-GAAP net income over 2013, representing an EPS increase of $0.20 per diluted share on a Non-GAAP basis,” stated Gavin Wood, EVP and CFO. "We also reduced our outstanding senior debt to $23 million and exited the year with cash-on-hand of $80 million."

Recent developments:

•
Axiom® Genotyping Solution has been selected by Toshiba Corporation’s (TYO: 6502) Healthcare Company as the platform for its newly launched genotyping service. Affymetrix collaborated with Toshiba to custom design and manufacture the Japonica Array™, which is based on the Axiom platform. This array contains unique genetic content specifically optimized for the Japanese population. Toshiba has launched this genotyping service as of Dec. 1, 2014 for Japanese population genotyping studies primarily servicing universities, hospitals, and other research agencies and institutes.

•
eBioscience, launched PrimeFlow™ RNA Assay, the first and only flow cytometry assay capable of simultaneous detection of RNA and protein within millions of cells at single-cell resolution. Current flow cytometry applications are limited to antibody-based interrogation of cell surface and intracellular proteins.

With the novel PrimeFlow assay, researchers can now incorporate the simultaneous analysis of RNA transcripts and proteins to elevate their understanding of single-cell dynamics.

•
The launch of Concurrent Molecular Analysis Profiling (CoMAP™) capability, which enables cancer researchers to gain rapid insight into the functional impact of DNA copy number alterations by combining whole-genome copy number data with gene expression profiles to easily and cost-effectively visualize and identify cancer driver events. The CoMAP capability is a new functionality included in Affymetrix’ new Chromosome Analysis Suite (ChAS) 3.0 Software that enables researchers to easily and quickly analyze and visualize the functional impact of copy number changes on gene expression in cancer samples, including FFPE tissue.

•
eBioscience and Binding Site Group Ltd. have entered into a multi-year global distribution agreement. Under this agreement, The Binding Site has been granted the exclusive rights to distribute the eBioscience clinical flow cytometry reagents (ASR & CE marked) in the clinical care market, including hospitals and reference labs.

Affymetrix will host a conference call on Wednesday, February 4, 2015 at 2:00 p.m. PT to review its operating results for the fourth quarter and fiscal year 2014. A live webcast can be accessed by visiting the Investor Relations section of the Company's website at www.affymetrix.com. In addition, investors and other interested parties can listen by dialing domestic: (877) 407-8291, international: (201) 689-8345.
A replay of this call will be available from 5:00 p.m. PT on February 4, 2015 until 8:00 p.m. PT on February 11, 2015 at the following numbers: domestic: (877) 660-6853, international: (201) 612-7415. The conference call passcode to access the replay is 13598692. An archived webcast of the conference call will be available under the Investor Relations section of the Company's website.
About Affymetrix

Affymetrix technology is used by the world's top pharmaceutical, diagnostic, and biotechnology companies, as well as leading academic, government, and nonprofit research institutes. More than 2,300 systems have been shipped around the world and more than 94,500 peer-reviewed papers have been published using the technology. Affymetrix is headquartered in Santa Clara, California, and has manufacturing facilities in Cleveland, Ohio, San Diego, California, Singapore and Vienna, Austria. The Company has about 1,100 employees worldwide and maintains sales and distribution operations across Europe, Asia and Latin America.

All statements in this press release that are not historical are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act as amended, including statements related to our plans to return to growth and sustained profitability as well as other statements regarding Affymetrix's "expectations," "beliefs," "hopes," "intentions," "strategies" or the like. Such statements are subject to risks and uncertainties that could cause actual results to differ materially for Affymetrix from those projected, including, but not limited to: Affymetrix's ability to stabilize its business and grow revenue, Affymetrix's ability to timely and successfully integrate and realize the anticipated strategic benefits and costs savings or other synergies of the acquisition of eBioscience in a cost-effective manner while minimizing the disruption to its business; risks that eBioscience's future performance may not be consistent with its historical performance; risks relating to Affymetrix's ability to make scheduled payments of the principal of, to pay interest on or to refinance its indebtedness; risks relating to Affymetrix's ability to successfully develop and commercialize new products, including its ability to successfully develop and commercialize novel molecular solutions based on eBioscience's portfolio of reagents; risks relating to past and future acquisitions, including the ability of Affymetrix to successfully integrate such acquisitions into its existing business; risks of Affymetrix's ability to achieve and sustain higher levels of revenue, higher gross margins and reduced operating expenses; risks relating to Affymetrix's ability to generate cash after interest and principal payments; uncertainties relating to technological approaches; risks associated with manufacturing and product development; personnel retention; uncertainties relating to cost and pricing of Affymetrix products; dependence on collaborative partners; uncertainties relating to sole-source suppliers; uncertainties relating to FDA and other regulatory approvals; competition; risks relating to intellectual property of others and the uncertainties of patent protection and litigation. These and other risk factors are discussed in Affymetrix's Annual Report on Form 10-K for the year ended December 31, 2013, and other SEC reports. Affymetrix expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Affymetrix's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

In addition to providing financial measures based on generally accepted accounting principles in the United States (GAAP), Affymetrix has disclosed in this press release its net income (loss) and net income (loss) per share as well as its total gross margin and operating expenses for the fourth quarter of and fiscal year ended 2014 excluding specified items. Reconciliation of GAAP to Non-GAAP measures can be found in the tables included in this press release. Affymetrix has determined to disclose this financial information to investors because it believes it will be useful, as a supplement to GAAP measures, in comparing Affymetrix's operating performance in the fourth quarter of and year ended 2014 as compared to the prior-year period. These Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

PLEASE NOTE:
Affymetrix, the Affymetrix logo, GeneChip, and all other trademarks are the property of Affymetrix, Inc.

- Financial Charts to Follow -

AFFYMETRIX, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

	December 31, 2014	December 31, 2013
ASSETS:		(See Note 1)
Current assets:
Cash and cash equivalents	$79,923	$57,128
Accounts receivable, net	46,896	50,862
Inventories—short-term portion	50,676	58,059
Deferred tax assets—short-term portion	3,778	767
Prepaid expenses and other current assets	9,197	8,920
Total current assets	190,470	175,736
Property and equipment, net	18,087	18,671
Inventories—long-term portion	5,956	5,972
Goodwill	156,178	161,595
Intangible assets, net	106,183	131,108
Deferred tax assets—long-term portion	303	355
Other long-term assets	9,371	11,074
Total assets	$486,548	$504,511

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Accounts payable and accrued liabilities	$53,063	$45,534
Term loan—short-term portion	4,000	12,750
Deferred revenue—short-term portion	9,210	18,660
Total current liabilities	66,273	76,944
Deferred revenue—long-term portion	2,372	2,824
Convertible notes	105,000	105,000
Term loan—long-term portion	18,950	26,700
Other long-term liabilities	21,626	21,496
Stockholders' equity:
Common stock	743	723
Additional paid-in capital	781,747	768,149
Accumulated other comprehensive income	(612)	8,392
Accumulated deficit	(509,551)	(505,717)
Total stockholders' equity	272,327	271,547
Total liabilities and stockholders' equity	$486,548	$504,511

Note 1:
The condensed consolidated balance sheet at December 31, 2013 has been derived from the audited consolidated financial statements at that date included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

AFFYMETRIX, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
REVENUE:				(See Note 1)
Product sales	$82,814	$82,113	$310,458	$302,618
Services and other	10,716	10,523	38,561	27,781
Total revenue	93,530	92,636	349,019	330,399
COSTS AND EXPENSES:
Cost of product sales	28,288	33,361	117,499	133,982
Cost of services and other	6,300	4,251	25,659	15,379
Research and development	12,784	11,984	50,227	47,670
Selling, general and administrative	39,866	39,144	148,411	141,430
Litigation settlement	—	—	5,100	—
Restructuring charges	—	6	—	4,490
Total costs and expenses	87,238	88,746	346,896	342,951
Income (loss) from operations	6,292	3,890	2,123	(12,552)
Interest income and other, net	(50)	301	652	802
Interest expense	1,401	4,437	6,373	12,711
Gain on sale of product line	—	9,295	—	9,295
Income (loss) before income taxes	4,841	9,049	(3,598)	(15,166)
Income tax (benefit) provision	(326)	(324)	236	1,161
Net income (loss)	$5,167	$9,373	$(3,834)	$(16,327)

Basic net income (loss) per common share	$0.07	$0.13	$(0.05)	$(0.23)
Diluted net income (loss) per common share	$0.05	$0.10	$(0.05)	$(0.23)

Shares used in computing basic net income (loss) per common share	73,933	72,077	73,202	71,441
Shares used in computing diluted net income (loss) per common share	94,585	92,513	73,202	71,441

Note 1:
The condensed consolidated statement of operations for the twelve months ended December 31, 2013 has been derived from the audited consolidated financial statements at that date included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

AFFYMETRIX, INC.
RESULTS OF OPERATIONS – NON-GAAP
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME (LOSS)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
GAAP net income (loss) - basic and diluted	$5,167	$9,373	$(3,834)	$(16,327)
Amortization of inventory fair value adjustment	—	2,896	4,666	14,876
Amortization of acquired intangible assets	3,759	4,543	16,352	18,234
Litigation settlement	—	—	5,100	—
Acquisition-related integration costs	—	—	—	748
Gain on sale of product line	—	(9,295)	—	(9,295)
One-time licensing payment	—	(5,300)	—	(5,300)
Restructuring charges	—	6	—	4,490
Non-GAAP net income - basic and diluted	$8,926	$2,223	$22,284	$7,426

Non-GAAP basic net income per common share	$0.12	$0.03	$0.30	$0.10
Non-GAAP diluted net income per common share	$0.09	$0.02	$0.30	$0.10

Shares used in computing Non-GAAP basic net income per common share	73,933	72,077	73,202	71,441
Shares used in computing Non-GAAP diluted net income per common share	94,585	92,513	73,202	71,411

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP GROSS MARGIN

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2014		2013		2014		2013
GAAP total gross margin	$58,942	63%	$55,024	59%	$205,861	59%	$181,038	55%
Amortization of inventory fair value adjustment	—	—%	2,896	3%	4,666	1%	14,876	5%
Amortization of acquired intangible assets	1,316	1%	1,345	2%	5,389	2%	5,367	1%
One-time licensing payment	—	—%	(5,300)	(2)%	—	—%	(5,300)	(1)%
Non-GAAP total gross margin*	$60,258	64%	$53,965	62%	$215,916	62%	$195,981	60%

*Non-GAAP total gross margin percentage is calculated as Non-GAAP total gross margin divided by Pro forma revenue for the three and twelve months ended December 31, 2013. Refer to "Itemized Reconciliation Between GAAP and Pro Forma Revenue" below.

ITEMIZED RECONCILIATION BETWEEN GAAP AND PRO FORMA REVENUE

	Three Months Ended December 31, 2013	Twelve Months Ended December 31, 2013
GAAP revenue	$92,636	$330,399
One-time licensing payment	(5,300)	(5,300)
Pro forma revenue	$87,336	$325,099

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP OPERATING EXPENSES

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Total GAAP operating expenses	$52,650	$51,134	$203,738	$193,590
Amortization of acquired intangible assets	(2,443)	(3,198)	(10,963)	(12,869)
Litigation settlement	—	—	(5,100)	—
Acquisition-related integration costs	—	—	—	(748)
Share-based compensation charge related to acquisition	—	—	—	—
Restructuring charges	—	(6)	—	(4,490)
Total Non-GAAP operating expenses	$50,207	$47,930	$187,675	$175,483

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP ADJUSTED EBITDA AS PERCENTAGE OF REVENUE

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
GAAP net income (loss)	$5,167	$9,373	$(3,834)	$(16,327)
Depreciation and amortization	6,932	8,948	30,776	39,023
Amortization of inventory fair value adjustment	—	2,896	4,666	14,876
Interest expense, net	1,397	4,376	6,315	12,655
Income tax provision	(327)	(324)	236	1,161
EBITDA	13,169	25,269	38,159	51,388

Adjustments to EBITDA:
Share-based compensation	2,975	2,619	12,411	7,727
Loss (gain) on foreign currency	651	(88)	2,458	(66)
Litigation charges	757	560	9,917	2,318
(Gain) loss on sales of securities	(742)	13	(2,426)	187
Restructuring and integration charges	—	606	—	5,413
Other adjustments	146	(166)	(624)	(912)
Acquisition-related integration costs	—	—	—	748
Gain on sale of product line	—	(9,295)	—	(9,295)
Adjusted EBITDA	$16,956	$19,518	$59,895	$57,508

Revenue	$93,530	$92,636	$349,019	$330,399

Adjusted EBITDA as percentage of revenue	18%	21%	17%	17%